EXHIBIT 99.1

Aspen Aerogels Announces Amendment to MidCap Credit Facility

NORTHBOROUGH, Mass., Dec. 17, 2025 (GLOBE NEWSWIRE) -- Aspen Aerogels, Inc. (NYSE: ASPN) (“Aspen” or the “Company”), a technology leader in sustainability and electrification solutions, today announced that it has entered into an amendment to its existing Credit, Security and Guaranty Agreement with MidCap Financial.

The amendment enhances Aspen’s financial position and includes updates to the Company’s financial covenant framework to provide additional flexibility, along with other technical changes.

“Our liquidity outlook is trending ahead of expectations, reflecting operational efficiencies, working capital improvements, and prudent capital spending,” said Grant Thoele, Aspen’s Chief Financial Officer & Treasurer. “We value MidCap’s continued partnership. This amendment provides additional financial flexibility as we look ahead to executing our strategy in 2026.”

The amendment will be filed with the Securities and Exchange Commission.

About Aspen Aerogels, Inc.
Aspen is a technology leader in sustainability and electrification solutions. The Company's aerogel technology enables its customers and partners to achieve their own objectives around the global megatrends of resource efficiency, e-mobility and clean energy. Aspen's PyroThin® products enable solutions to thermal runaway challenges within the electric vehicle ("EV") market. The Company's Cryogel® and Pyrogel® products are valued by the world's largest energy infrastructure companies. Aspen's strategy is to partner with world-class industry leaders to leverage its Aerogel Technology Platform® into additional high-value markets. Aspen is headquartered in Northborough, Mass. For more information, please visit www.aerogel.com.

Special Note Regarding Forward-Looking and Cautionary Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements, including statements relating to Aspen’s financial outlook for the full year 2025. These statements are not historical facts but rather are based on Aspen’s current expectations, estimates and projections regarding Aspen's business, operations and other factors relating thereto, including with respect to Aspen’s financial outlook for the full year 2025. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” “assumes,” “targets,” “opportunity,” and similar expressions are used to identify these forward-looking statements. Such forward-looking statements include statements regarding, among other things, Aspen’s beliefs and expectations about liquidity, revenue, cash flow, gross profit, gross margin, operating margin, net income (loss), Adjusted EBITDA, profitability, capacity, revenue capacity, backlog, costs, expenses, and related increases, decreases, trends or timing, including with respect to Aspen’s beliefs and expectations about the EV and energy industrial market; and; the strength, effectiveness, productivity, costs, potential profitability or other fundamentals of Aspen’s business. All such forward-looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to, the following: ongoing uncertainty in the EV and energy infrastructure markets and potential demand for Aspen’s products; inability to execute Aspen’s long-term growth plan; the right of EV thermal barrier customers to cancel contracts with Aspen at any time and without penalty; any costs, expenses, or investments incurred by Aspen in excess of projections used to develop pricing for Aspen’s products; Aspen’s inability to create customer or market opportunities for its products; any failure to enforce any of Aspen’s patents; the general economic conditions and cyclical demands in the markets that Aspen serves; the impact of changes in government and economic policies, incentives, and tariffs on Aspen's customers, production, sales, cost structure, competitive landscape and results of operations; and the other risk factors discussed under the heading “Risk Factors” in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2024 and filed with the Securities and Exchange Commission (“SEC”) on February 27, 2025, as well as any updates to those risk factors filed from time to time in Aspen’s subsequent periodic and current reports filed with the SEC. All statements contained in this press release are made only as of the date of this press release. Aspen does not intend to update this information unless required by law.

Investor Relations Contacts:
Neal Baranosky
nbaranosky@aerogel.com
Phone: (508) 691-1111 x 8

Georg Venturatos / Patrick Hall
Gateway Group
ASPN@gateway-grp.com
Phone: (949) 574-3860